Exhibit 10.143

EXECUTION

AMENDMENT NO. 1

TO MASTER REPURCHASE AGREEMENT

Amendment No. 1 to the Master Repurchase Agreement, dated as of March 27, 2015 (this “Amendment”), between JPMorgan Chase Bank, National Association (the “Buyer”), PennyMac Corp. (“PMC”), PennyMac Operating Partnership, L.P. (“POP”), PennyMac Holdings, LLC (“PMH”, and together with POP and PMC, each individually, a “Seller”, and collectively the “Sellers”), PMC REO Trust 2015-1, a Delaware statutory trust (“New REO Subsidiary”), TRS REO Trust 1-A, a Delaware statutory trust (“Legacy REO Subsidiary” and together with New REO Subsidiary, each an “REO Subsidiary” and collectively, “REO Subsidiaries”, and together with Sellers, each a “Seller Party” and collectively, “Seller Parties”), and PennyMac Mortgage Investment Trust (the “Guarantor”).

RECITALS

The Buyer, the Seller Parties and the Guarantor are parties to that certain Master Repurchase Agreement, dated as of January 27, 2015 (the “Existing Repurchase Agreement”; as amended by this Amendment, the “Master Repurchase Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement.

The Buyer, the Seller Parties and the Guarantor have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon changes. As a condition precedent to amending the Existing Repurchase Agreement, the Buyer has required the Guarantor to ratify and affirm the Guaranty on the date hereof.

Accordingly, the Buyer, the Seller Parties and the Guarantor hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended as follows:

SECTION 1. Data. Schedule 1-A of the Existing Repurchase Agreement is hereby amended by deleting clause (a) in its entirety and replacing it with the following:

(a) Data. The information on the Asset Schedule is true and correct in all material respects as of the date of such information. With respect to each Performing Mortgage Loan and Re-Performing Mortgage Loan, as of the Purchase Date, the most recent FICO listed on the Asset Schedule was no more than two hundred and seventy (270) days old. As of the Purchase Date, with respect to each Mortgage Loan no BPO valuation listed on the Asset Schedule was more than two hundred and seventy (270) days old.

SECTION 2. Conditions Precedent. This Amendment shall be effective as of the date hereof, subject to the delivery of this Amendment, executed and delivered by duly authorized officers of the Buyer, the Seller Parties and the Guarantor.

SECTION 3. Ratification of Agreement. As amended by this Amendment, the Existing Repurchase Agreement are in all respects ratified and confirmed and the Existing Repurchase Agreement as so modified by this Amendment shall be read, taken, and construed as one and the same instrument, respectively.

SECTION 4. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 5. Counterparts. This Amendment may be executed in one or more counterparts and by different parties hereto on separate counterparts, each of which, when so executed, shall constitute one and the same agreement.

SECTION 6. Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 7. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

SECTION 8. Reaffirmation of Guaranty. Guarantor hereby (i) agrees that the liability of Guarantor or rights of Buyer under the Guaranty shall not be affected as a result of this Amendment, (ii) ratifies and affirms all of the terms, covenants, conditions and obligations of the Guaranty and (iii) acknowledges and agrees that such Guaranty is and shall continue to be in full force and effect.

IN WITNESS WHEREOF, the parties have caused their name to be duly signed to this Amendment by their respective officers thereunto duly authorized, all as of the date first above written.

JPMorgan Chase Bank, National Association, as Buyer

By:	/s/ John Winchester
Name: John Winchester
Title: Executive Director

PennyMac Corp., as a Seller

By:	/s/ Pamela Marsh
Name: Pamela Marsh
Title: Executive Vice President, Treasurer

PennyMac Operating Partnership, L.P., as a Seller

By:	PennyMac GP OP, Inc., its General Partner

By:	/s/ Pamela Marsh
Name: Pamela Marsh
Title: Executive Vice President, Treasurer

PennyMac Holdings, LLC, as a Seller

By:	/s/ Pamela Marsh
Name: Pamela Marsh
Title: Executive Vice President, Treasurer

Signature Page to Amendment No. 1 to Master Repurchase Agreement

PMC REO Trust 2015-1, as a REO Subsidiary

By:	PennyMac Corp., as Administrator

By:	/s/ Pamela Marsh
Name: Pamela Marsh
Title: Executive Vice President, Treasurer

TRS REO Trust 1-A, as a REO Subsidiary

By:	PennyMac Corp., as Administrator

By:	/s/ Pamela Marsh
Name: Pamela Marsh
Title: Executive Vice President, Treasurer

PennyMac Mortgage Investment Trust, as Guarantor

By:	/s/ Pamela Marsh
Name: Pamela Marsh
Title: Executive Vice President, Treasurer

Signature Page to Amendment No. 1 to Master Repurchase Agreement